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                                                                    EXHIBIT 24.1

                                POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below hereby constitutes and appoints each of William H. Baumhauer and Charles W. Redepenning, Jr. acting together or singularly, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him in his name, place and stead, in any and all capacities, (i) to sign a Registration Statement on Form S-8 under the Securities Act of 1933, as amended (the "Securities Act"), relating to the shares issuable pursuant to the Unique Casual Restaurants, Inc. 1997 Stock Purchase Plan and (ii) to sign any and all amendments (including post-effective amendments) to such Registration Statement, and (iii) to file the same, with all exhibits thereto and other documents in connection therewith, with the Commission under the Securities Act. The undersigned hereby ratifies and confirms all that such attorney-in-fact or his substitute may lawfully do or cause to be done by virtue hereof.


      Signature                        Capacity                      Date
      ---------                        --------                      ----


/s/ William H. Baumhauer      Chairman of the Board, President    July 30, 1997
---------------------------   and Chief Executive Officer
William H. Baumhauer          (Principal Executive Officer)


/s/ Allen R. Maxwell          Director                            July 30, 1997
---------------------------
Allen R. Maxwell


/s/ Erline Belton             Director                            July 30, 1997
---------------------------
Erline Belton


/s/ E.L. Cox                  Director                            July 30, 1997
---------------------------
E.L. Cox


/s/ Joseph W. O'Donnell       Director                            July 30, 1997
---------------------------
Joseph W. O'Donnell


/s/ Alan D. Schwartz          Director                            July 30, 1997
---------------------------
Alan D. Schwartz


/s/ Dean P. Vlahos            Director                            July 30, 1997
---------------------------
Dean P. Vlahos


/s/ Donald C. Moore           Senior Vice President, Treasurer    July 30, 1997
---------------------------   and Chief Financial Officer
Donald C. Moore               (Principal Financial and Accounting
                              Officer)